                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                               (Amendment No. 1)



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 26, 2005
                                                           ------------


                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)


      Delaware                   333- 121605                13-3416059
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   (State or other               (Commission              (IRS Employer
   jurisdiction of               File Number)           Identification No.)
   incorporation)


                 250 Vesey Street
        4 World Financial Center 10th Floor
                New York, New York                            10080
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      (Address of principal executive offices)               Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357


                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01. Other Events.

This Amendment No. 1 to the Report on Form 8-K of Merrill Lynch Mortgage Investors, Inc. amends and replaces Exhibit 4.1 to the 8-K filed on May 26, 2005.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:


                  4.1 Pooling and Servicing Agreement, dated as of May 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer, and Wells Fargo Bank, N.A., as Trustee.

                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                     By:    /s/ Matthew Whalen
                                            ------------------------------------
                                     Name:  Matthew Whalen
                                     Title: President

Date: June 20, 2005



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                                  EXHIBIT INDEX


Exhibit No.                                     Description                                           Page No.
-----------                                     -----------                                           --------
4.1                  Pooling and Servicing Agreement, dated as of May 1, 2005, among
                     Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire
                     Credit Corporation, as Servicer, and Wells Fargo Bank, N.A., as Trustee.